                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD BOND INDEX FUND, INC. -- TOTAL BOND MARKET PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)


     P (1 + T)(n) = ERV


     Where:
                P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                N =  number of years
              ERV =  ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +3.58%
           N =   1
         ERV =   $1,035.80*
     Five Year
           P =   $1,000
           T =   +6.97%
           N =   5
         ERV =   $1,400.29*
      Ten Year
           P =   $1,000
           T =   +8.02%
           N =   10
         ERV =   $2,163.49*



    *Not adjusted for $10 account maintenance fee.



2. YIELD (30 Days Ended December 31, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d


     Where:   a = dividends and interest paid during the period
              b = expense dollars during the period (net of reimbursements)
              c = the average daily number of shares outstanding during the period
              d = the maximum offering price per share on the last day of the period
      Example    a = $15,989,572.39
                 b = $480,833.68
                 c = 296,499,889.686
                 d = $9.84
             Yield = 6.46%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
          VANGUARD BOND INDEX FUND, INC. -- SHORT-TERM BOND PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)


     P (1 + T)(n) = ERV


     Where:
                P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                N =  number of years
              ERV =  ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +4.55%
           N =   1
         ERV =   $1,045.46
     Five Year
           P =   $1,000
           T =   +5.88%*
           N =   *
         ERV =   $1,175.80*



    *Since inception -- March 1, 1996



2. YIELD (30 Days Ended December 31, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d


     Where:   a = dividends and interest paid during the period
              b = expense dollars during the period (net of reimbursements)
              c = the average daily number of shares outstanding during the period
              d = the maximum offering price per share on the last day of the period
      Example    a = $1,616,778.69
                 b = $53,341.74
                 c = 32,700,824.632
                 d = $9.92
             Yield = 5.85%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
       VANGUARD BOND INDEX FUND, INC. -- INTERMEDIATE-TERM BOND PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)


     P (1 + T)(n) = ERV


     Where:
                P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                N =  number of years
              ERV =  ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +2.55%
           N =   1
         ERV =   $1,025.51
     Five Year
           P =   $1,000
           T =   +6.82%*
           N =   *
         ERV =   $1,205.86*


    *Since inception -- March 1, 1994


2. YIELD (30 Days Ended December 31, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d


     Where:   a = dividends and interest paid during the period
              b = expense dollars during the period (net of reimbursements)
              c = the average daily number of shares outstanding during the period
              d = the maximum offering price per share on the last day of the period
      Example    a = $2,476,232.45
                 b = $74,585.33
                 c = 45,336,475.558
                 d = $9.96
             Yield = 6.47%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
 VANGUARD BOND INDEX FUND, INC. -- TOTAL BOND MARKET PORTFOLIO -- INSTITUTIONAL
                                     CLASS


1. Average Annual Total Return (As of December 31, 1996)


     P (1 + T)(n) = ERV


     Where:
                P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                N =  number of years
              ERV =  ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +3.68%
           N =   1
         ERV =   $1,036.84
     Five Year
           P =   $1,000
           T =   +6.46%*
           N =   *
         ERV =   $1,083.79*


    *Since inception -- September 18, 1995


2. YIELD (30 Days Ended December 31, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d


     Where:   a = dividends and interest paid during the period
              b = expense dollars during the period (net of reimbursements)
              c = the average daily number of shares outstanding during the period
              d = the maximum offering price per share on the last day of the period
      Example    a = $5,282,642.49
                 b = $79,434.45
                 c = 97,986,028.151
                 d = $9.84
             Yield = 6.56%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
           VANGUARD BOND INDEX FUND, INC. -- LONG-TERM BOND PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)


     P (1 + T)(n) = ERV


     Where:
                P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                N =  number of years
              ERV =  ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   -0.26%
           N =   1
         ERV =   $997.37
     Five Year
           P =   $1,000
           T =   +7.73%*
           N =   *
         ERV =   $1,235.18*


    *Since inception -- March 1, 1994


2. YIELD (30 Days Ended December 31, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d


     Where:   a = dividends and interest paid during the period
              b = expense dollars during the period (net of reimbursements)
              c = the average daily number of shares outstanding during the period
              d = the maximum offering price per share on the last day of the period
      Example    a = $254,137.99
                 b = $7,330.66
                 c = 4,385,122.140
                 d = $10.08
             Yield = 6.80%